UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ProUroCare Medical Inc.
(Name of Registrant as Specified In Its Charter)

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ProUroCare Medical Inc.

One Carlson Parkway, Suite 124

Plymouth, Minnesota  55447

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 7, 2006

TO THE STOCKHOLDERS OF PROUROCARE MEDICAL INC.:

Please take notice that the 2006 Annual Meeting of Stockholders of ProUroCare Medical Inc. will be held, pursuant to due call by our Board of Directors, at the Colonnade Building, Lower Level, Conference Room C, 5500 Wayzata Avenue, Golden Valley, Minnesota 55416, at 3:30 p.m. local time on September 7, 2006, or at any adjournment or adjournments thereof, for the purpose of adopting and approving the following four (4) matters:

1.                                       The re-election of five (5) directors to our Board of Directors;

2.                                       A change in corporate domicile for the Company from Nevada to Delaware;

3.                                       Ratification of the appointment of Virchow, Krause & Company LLP as independent auditors for 2006; and

4.                                       The transaction of any other business as may properly come before the meeting or any adjournments thereof.

Pursuant to due action of our Board of Directors, stockholders of record on August 9, 2006, will be entitled to vote at the meeting or any adjournments thereof. Adoption of each of our four proposals requires the affirmative vote of the holders of a majority of the shares of ProUroCare Medical Inc.’s common stock present in person or represented by proxy at the Annual Meeting.

A PROXY FOR THIS MEETING IS ENCLOSED. WE REQUEST THAT YOU FILL IN AND SIGN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THIS MEETING, YOU MAY WITHDRAW THE PROXY AND VOTE IN PERSON.

By Order of the Board of Directors

David F. Koenig
Secretary

August 14, 2006
Enclosures

PROUROCARE MEDICAL INC.

One Carlson Parkway, Suite 124

Plymouth, Minnesota 55447

PROXY STATEMENT

2006 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 7, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ProUroCare Medical Inc. (“ProUroCare,” the “Company,” “we” or “us”) to be used at the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Colonnade Building, Lower Level, Conference Room C, 5500 Wayzata Avenue, Golden Valley, MN 55416 at 3:30 p.m. local time on September 7, 2006, for the purpose of considering and taking appropriate action with respect to the following:

1.                     The re-election of five directors to our Board of Directors;

2.                     Approval of our change in domicile from Nevada to Delaware;

3.                     Ratification of the appointment of Virchow, Krause & Company LLP as our independent registered public accounting firm for 2006; and

4.                     The transaction of any other business as may properly come before the meeting or any adjournments thereof.

This Proxy Statement and the enclosed proxy card are first being mailed or given to stockholders on or about August 14, 2006.

Proxies and Voting

Only holders of record of the Company’s common stock (the “Common Stock”) at the close of business on August 9, 2006 (the “Record Date” for the Annual Meeting) will be entitled to vote at the Annual Meeting or any adjournments thereof. There were 14,199,260 shares of our Common Stock outstanding on the Record Date. Each share of Common Stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for ratification and approval of (i) each of the nominees for director, (ii) our change in domicile from Nevada to Delaware, (iii) the appointment of Virchow, Krause & Company LLP as independent registered public accounting firm for fiscal year 2006, and (iv) the approval of any other matters to be considered at the Annual Meeting. For purposes of the vote on Proposals One, Two, Three, or any other matters to be considered at the Annual Meeting, abstentions will be counted as votes entitled to be cast on these matters and will have the effect of a vote against such matters. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present and entitled to vote on a voting matter and will have no effect on the outcome of the vote.

Each stockholder who signs and returns a proxy in the form enclosed with this Proxy Statement may revoke the proxy at any time prior to its use by giving notice of such revocation to our Secretary in writing, in open meeting or by executing and delivering a new proxy to our Secretary. Unless so revoked, the shares represented by each proxy will be voted at the Annual Meeting and at any adjournments thereof. Presence at the Annual Meeting of a stockholder who has signed a proxy does not alone revoke that proxy.

All shares represented by proxies will be voted FOR the election of the nominees for the Board of Directors named in this Proxy Statement, FOR the change in domicile from Nevada to Delaware and FOR ratification of the appointment of Virchow, Krause & Company LLP as the Company’s independent registered public accounting firm unless a contrary choice is specified. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL NOMINEES FOR THE BOARD OF DIRECTORS NAMED IN THIS PROXY STATEMENT, “FOR” THE CHANGE IN DOMICILE FROM NEVADA TO DELAWARE AND “FOR” THE RATIFICATION OF VIRCHOW, KRAUSE & COMPANY LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR FISCAL 2006.

While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

Election of Directors

(Proposal One)

The Board of Directors currently consists of five (5) directors each of whom has been nominated by the Board of Directors for re-election by the stockholders. If re-elected, each nominee has consented to serve as a director of the Company, to hold office until the next Annual Meeting of the Stockholders or until his or her successor is elected and shall have qualified.

The Board of Directors recommends that you vote FOR election of the five nominated directors. Proxies will be voted FOR the election of the five nominees unless otherwise specified.

If for any reason any nominee shall be unavailable for election to the Board of Directors, the named proxies will vote for such other candidate or candidates as may be nominated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

The nominees for election to our Board of Directors provided the following information about themselves.

Name And Age Of Director	Principal Occupation, Business Experience For Past Five Years And Directorships Of Public Companies	Director Since

Maurice R. Taylor, II Age 60

Mr. Taylor is a Minneapolis entrepreneur, and has served as the Chairman of the Board of the ProUroCare Inc. since its inception in 1999 and as its Chief Executive Officer until February 2004. In April 2004, ProUroCare Inc. merged with an acquisition subsidiary of the Company and became the Company’s sole operating business (the “Merger”). Upon the Merger, Mr. Taylor was appointed to serve as the Company’s Chairman of the Board. In March, 2005, he was appointed as Chief Executive Officer. He was the founder of Chronimed Inc. (“Chronimed”) and has been involved in several healthcare and medical-technology companies. He served as Chairman and Chief Executive Officer of Chronimed from April 1985 until March 1999, at which point he joined its diagnostic division in a spin-off venture which became known as MEDgenesis. Mr. Taylor held such positions with Chronimed and MEDgenesis until the sale of MEDgenesis to the British company Medisys PLC. Mr. Taylor is also Chairman of Clinical Network and CHdiagnostics, LLC, a diabetes market product-development company. He serves as a director and is the former Chairman of the Scripps Whittier Institute for Diabetes which, through collaborations, is believed to be the largest diabetes research group in the world.

2004

Michael P. Grossman Age 53

Mr. Grossman served as President and Chief Executive Officer of ProUroCare, Inc. since February 2004 and became President, Chief Executive Officer and a director of our Company upon the Merger. In March 2005, Mr. Grossman was appointed as President and Chief Operating Officer. Mr. Grossman has broad experience in the financial services and advisory industry, including more than 14 years in the area of business start-ups and economic development. From 1995 to 2003, he served as Vice President of the Minnesota Cooperation Office, a business-development company created to identify and assist in the formation of high-growth, innovative companies and support their growth.

2004

David F. Koenig Age 65	Mr. Koenig has served as a director of ProUroCare Inc. since 1999, and became a director of the Company upon the Merger. From 1996 to 2005, Mr. Koenig was the Executive Vice President and Chief Operating Officer of Solar Plastics, Inc., a manufacturer of custom rotationally molded plastic parts. Solar Plastics has three manufacturing facilities and services customers in both domestic and international markets.	2004

Alexander Nazarenko Age 62

Mr. Nazarenko served as a director of ProUroCare Inc. from 2001 until the Merger in April 2004 and became a director of the Company upon the Merger.. Since 1992, Mr. Nazarenko has been a co-owner, officer and director of American Phoenix, Inc. of Eau Claire, Wisconsin, a company engaged in the business of rubber processing for the major tire companies. Since 1996, he has also been co-owner, officer and director of 2N Company, L.L.C., of Minneapolis, Minnesota, a private investment and management company with investments in a broad range of industries and the sole owner of C.S. Medical Technologies, LLC. Since 1998, Mr. Nazarenko has also been sole owner and President of Kase Energy, LLC, a company that provides high-tech services to oil field operators.

2004

Scott E. Smith Age 50

Scott E. Smith has been a director of the Company since May 18, 2006. He is employed by F-2 Intelligence Group (“F-2”), a company engaged in providing critical insights to multinational corporations and private equity clients on a broad range of strategic issues. From 2002 to 2005, Mr. Smith served as F2’s Director of Corporate Accounts, and is currently F2’s Regional Director for Private Equity. From 1991 to 2001, Mr. Smith was an Audit Partner for Arthur Andersen, serving management and the audit committees of both publicly and privately held companies. In addition to consultation on financial and accounting issues, Mr. Smith advised his clients on a broad range of issues including acquisitions and strategic planning. He was the lead partner on numerous IPO’s and served several public companies as the advisory partner. Mr. Smith is a Certified Public Accountant and a Certified Management Accountant.

2006

Director Independence

Each of Messrs. Koenig, Smith and Nazarenko qualify as an “independent director,” as such term is defined in Section 4200(a)(15) of National Association of Securities Dealers’ listing standards. As executive officers of the Company, each of Mr. Taylor and Mr. Grossman do not qualify as an “independent director.”

Board Committees

The Board of Directors has established an Audit Committee, a Nominating and Governance Committee and a Compensation Committee. Each has duly appointed members and a Charter governing their duties and obligations to the full Board and our stockholders.

Nominating and Governance Committee

Our Nominating and Governance Committee operates pursuant to a charter that was approved by our Board of Directors, a current copy of which is available on our website at http://www.ProUroCare.com under the heading “Investors” and subheading “Corporate Governance”.

Our Nominating and Governance Committee’s responsibilities include:

•                  developing and recommending to the Board corporate-governance principles applicable to the Company, and reviewing the adequacy of such principles and guidelines annually and recommending to the Board any changes deemed appropriate;

•                  evaluating the composition, organization and governance of the Board, determining future requirements and making recommendations to the Board for approval with respect thereto;

•                  determining desired board and committee skills and attributes;

•                  reviewing candidates for board membership consistent with the criteria for selecting new directors and annually recommend a slate of nominees to the Board for consideration at the Company’s annual stockholder meeting;

•                  administering the performance-evaluation procedures for the Board, including conducting surveys of director observations, suggestions and preferences;

•                  evaluating matters relating to the qualifications and retirement of directors;

•                  advising the Board on corporate-governance matters; and

•                  developing and maintaining an orientation program for new directors and a continuing education program for all directors.

Our Nominating and Governance Committee is authorized to retain advisors and consultants, and to compensate them for their services.

Our Nominating and Governance Committee did not meet during 2005. The current members of our Nominating and Governance Committee are Messrs. Koenig and Nazarenko.

Compensation Committee

Our Compensation Committee operates pursuant to a charter that was approved by our Board of Directors, a current copy of which is available on our website at http://www.ProUroCare.com under the heading “Investors” and subheading “Corporate Governance.”

Our Compensation Committee’s responsibilities include:

•                  adopting an executive compensation strategy consistent with the Company’s plans and objective;

•                  meeting with the Company’s management and, if deemed appropriate, independent outside advisors to review current trends and practices in executive compensation and reviewing disclosure requirements under various securities rules and regulations;

•                  reviewing and establishing all compensation arrangements between the Company and its executive officers and taking all necessary salary actions in the form of written resolutions (such arrangements may include, but shall not be limited to, cash compensation, bonuses, stock options, restricted stock awards, insurance, retirement, other benefits and other perquisites); and

•                  administering all stock plans (stock options, restricted stock, stock purchase, etc.) and granting awards under such plans consistent with each plan’s intended purpose.

Our Compensation Committee is authorized to retain independent legal, accounting and other advisors, and compensate them for their services.

Our Compensation Committee did not meet and acted by written consent once during 2005. The current members of our Compensation Committee are Messrs. Koenig and Nazarenko.

Audit Committee

The Company has established a three-member Audit Committee within the Board of Directors that operates pursuant to a written charter, a current copy of which is attached hereto as Exhibit D, as well as on our website at www.prourocare.com under the heading “Investors” and subheading “Corporate Governance.”

Our Audit Committee’s responsibilities include:

•                  appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•                  overseeing the work of our independent registered public accounting firm, including reviewing certain reports required to be made by the independent registered public accounting firm;

•                  overseeing the work of our internal auditor, including approving the internal audit annual plan submitted by the internal auditor;

•      reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•                  monitoring our internal control over financial reporting, disclosure controls and procedures, code of business conduct and code of ethics; and

•      meeting independently with our internal auditing staff, the independent registered public accounting firm and management.

Our Audit Committee is authorized to retain independent legal, accounting and other advisors, and compensate them for their services.

Our Audit Committee met five times during 2005. The current members of our audit committee are Messrs. Koenig, Nazarenko and Smith.

The Board of Directors has determined that at least one member of the Audit Committee, Mr. Smith, is an “audit committee financial expert” as that term is defined in Item 401(e)(2) of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act.”)  Mr. Smith’s relevant experience includes his 10 years service as an Audit Partner at Arthur Andersen and his experience auditing and evaluating complex financial statements and accounting issues.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and a Code of Ethics that apply to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or Director of Finance and persons performing similar functions. A current copy of each of the Code of Business Conduct and the Code of Ethics is available on our website at http://www.ProUroCare.com under the heading “Investors” and subheading “Corporate Governance,” and we intend to disclose on this website any amendment to, or waiver of, any provision of the Code of Business Conduct and the Code of Ethics applicable to our directors or executive officers that would otherwise be required to be disclosed under the Securities and Exchange Commission (the “SEC”) rules or, to the extent permitted, the Nasdaq rules. A current copy of the Code of Business Conduct and the

Code of Ethics may also be obtained, without charge, upon written request directed to us at: ProUroCare Medical Inc., One Carlson Parkway, Suite 124, Plymouth, Minnesota  55447.

Director Candidates

The process followed by our Nominating and Governance Committee to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of our Nominating and Governance Committee and our Board of Directors.

In considering whether to recommend any particular candidate for inclusion in our Board of Directors’ slate of recommended director nominees, our Nominating and Governance Committee considers the criteria set forth in our Nominating and Governance Committee Charter (available on our website as noted above). These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, commitment to participate as a director and conflicts of interest that would impair such candidate’s ability to act in the interests of all stockholders. Our Nominating and Governance Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for any prospective nominee. Our Nominating and Governance Committee believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to our Nominating and Governance Committee for consideration as potential director candidates by submitting the name, together with appropriate biographical information and background materials, and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date the recommendation is made, to the Nominating and Governance Committee, ProUroCare Medical Inc., One Carlson Parkway, Suite 124, Plymouth, MN 55447.

Assuming that appropriate biographical and background material has been provided on a timely basis, our Nominating and Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and considering substantially the same criteria, as it follows for candidates submitted by others. If our Board of Directors decides to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.

No candidates for director nominations were submitted by shareholders in connection with the 2006 annual meeting.

Stockholder Communications with Directors

Our Board has established several means for stockholders and others to communicate with our Board of Directors. If a stockholder has a concern regarding our financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Chairperson of the Audit Committee, Mr. Smith, in care of our Secretary at One Carlson Parkway, Suite 124, Plymouth, MN 55447. If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairperson of the Nominating and Governance Committee, Mr. Koenig, in care of our Secretary at the address listed above. If a stockholder is unsure as to which category the concern relates, the stockholder may communicate it to any one of the independent directors in care of our Secretary at the address listed above. All stockholder communications will be forwarded to the applicable director(s).

Attendance at Meetings

In addition to committee meetings, during fiscal 2005, the Board held four meetings. All directors of the Company attended 75% or more of all Board meetings and Committee meetings on which each director served. It is the Company’s policy that all Board members be in attendance at the annual meeting of stockholders. All Board members were in attendance at the 2005 Annual Meeting of Stockholders.

Director Compensation

The Company’s policy is that each of our non-employee directors receive an annual cash payment of $5,000 and the chairpersons of our Nominating and Governance, Compensation and Audit Committees receive an additional annual payment of $2,500. It is also our policy to grant all non-employee directors a one-time option upon initial election or appointment to the Board of Directors to purchase 30,000 shares of our common stock at the then-current market price, which option shall vest ratably over two years of service and have a seven-year term. All directors shall be reimbursed for travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and its committees.

Certain Relationships and Related Transactions

Company History

ProUroCare Inc., the Company’s wholly owned subsidiary (“PUC”), was initially founded by shareholders of Clinical Network Inc. (“Clinical Network”) in August 1999. Clinical Network was originally established in 1990 for the purpose of pursuing treatments for stress urinary incontinence in women. In July 2001, Clinical Network began collaborating with CS Medical Technologies, L.L.C., a developer of microwave treatment technology for prostate and cardiology treatments (“CS Medical”), for the development of products for the male urology market. At that time, PUC acquired from Clinical Network and CS Medical all assets and rights associated with the minimally invasive microwave therapy. Alex Nazarenko, a Company director (and former director of PUC), is a principal shareholder and controlling person of CS Medical. Currently, CS Medical owns 1,947,498 shares of our common stock. In addition, Maurice R. Taylor, the Company’s Chairman and Chief Executive Officer (and Chairman of PUC), and David Koenig, a Company director (and a former director of PUC), are principal shareholders and controlling persons of Clinical Network and Clinical Network, L.L.C. (a limited liability company affiliated with Clinical Network) which together beneficially own 288,214 shares of our common stock. Prior to the transactions with Clinical Network and CS Medical, neither of such companies (nor the individual directors named above) were related parties or otherwise affiliated with PUC. Accordingly, these transactions were negotiated at arms-length. The Company believes that the terms of the above-described transactions were fair to the Company.

Loan Transactions

From October 2001 through May 2002, Clinical Network loaned a total of $123,616 to the Company. The Company accrued interest on this debt at an annual rate of 5%. In 2002, 2003, and 2004 the Company repaid $12,950, $77,419, and $24,301 to Clinical Network, respectively. As of December 31, 2005, the Company owed $9,703 to Clinical Network in connection with these loans. At the time of the loans, Maurice R. Taylor, II, then the Company’s Chief Executive Officer and Chairman, was also a director of Clinical Network.

In April and May 2002, CS Medical loaned a total of $51,000 to the Company. In June 2002 and June 2004, the Company repaid $25,000 and $26,000 to CS Medical, respectively. In addition, the Company paid interest on this debt in an amount equal to an annual rate of 5%. At the time of the loan, Alexander Nazarenko, a Company director, was also a director of CS Medical.

On March 31, 2005, the Company borrowed $100,000 pursuant to the issuing of a promissory note to a financial institution. The promissory note was secured by the assets of the business and a guaranty by the Company’s Chairman and Chief Executive Officer, Maurice R. Taylor. On October 20, 2005, the note was amended and restated pursuant to an increase in the amount of the note. Under the amended promissory note, Mr. Taylor’s personal guaranty was released and is no longer in effect. The amended promissory note was satisfied on February 16, 2006.

On January 25, 2006, PUC borrowed, for short-term working capital needs, $12,500 from each of Alexander Nazarenko and David F. Koenig, Company directors. In consideration, we executed and issued to each of Mr. Nazarenko and Mr. Koenig a $12,500 unsecured demand promissory note bearing interest at an annual rate of Prime plus one percent. These notes were satisfied on February 16, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

The Exchange Act requires that directors, executive officers and 10% stockholders file reports of ownership of equity securities of companies registered with the SEC pursuant to the Exchange Act, and furnish copies of such reports to the Company. Prior to February 3, 2006, the Company was not registered under the Exchange Act and therefore was not subject to these reporting requirements.

On February 3, 2006, the Company filed a Registration Statement on Form 8A to register its common stock with the SEC pursuant to Section 12(g) of the Exchange Act. From that date on, the Company’s directors, executive officers and 10% stockholders have been subject to reporting of their ownership interests.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to beneficial ownership of our common stock as of July 19, 2006, by (1) each person known by us to beneficially own more than five percent of the outstanding common stock, (2) each director and nominee for election as a director of the Company, (3) each of our executive officers named in the Summary Compensation Table below; and (4) all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes generally voting power and/or investment power with respect to our securities. Shares of our common stock issuable pursuant to stock options and convertible securities that are exercisable or convertible currently or within 60 days after July 19, 2006 are deemed outstanding for computing the beneficial ownership percentage of the person holding the options but not deemed outstanding for computing the beneficial ownership of any other person. Except as indicated by footnote, the persons noted below have sole voting and investment power  with respect to all shares of common stock shown as beneficially owned by them. The address of each director and executive officer named below is One Carlson Parkway, Suite 124, Plymouth, Minnesota 55447.

Name	Shares Beneficially Owned	Percent of Class
Maurice R. Taylor II (1)	1,704,338	11.8
Michael P. Grossman (2)	330,032	2.3
Richard Thon (3)	174,456	1.2
Richard C. Carlson(4)	87,507	*
Alex Nazarenko(5)	2,528,926	17.4
David Koenig(6)	568,969	4.0
Scott E. Smith(7)	76,250	*
All directors and officers as a group (8)	5,182,264	33.6

Clement Nelson(9) 5644 Heather Ridge Court Shoreview, MN 55126	2,127,498	14.9

Profile, L.L.C. (10) 2700 Corporate Drive, Suite 120 Birmingham, Alabama 35242	2,619,181	18.4

CS Medical Technologies, LLC(11) 2277 West Highway 36, Suite 254 Roseville, Minnesota 55113	1,947,498	13.6

*                                         Less than one percent (1%).

(1)                                  Includes 22,500 shares of common stock held by Clinical Network Management Corp., and 265,714 shares held by Clinical Network, Inc., with respect to each of which Mr. Taylor is a managing officer and majority owner. Also includes 1,227,624 shares of common stock held directly, 2,500 shares held by his spouse and options to acquire 186,000 shares of common stock which are currently exercisable at $1.13 per share.

(2)                                  Includes options to acquire up to 330,032 shares of common stock which are currently exercisable or exercisable within 60 days at $2.00 per share.

(3)                                  Includes options to acquire up to 174,456 shares of common stock which are currently exercisable or exercisable within 60 days. Of Mr. Thon’s options, 30,000 are exercisable at $1.13 per share and 144,456 are exercisable at $2.50 per share.

(4)                                  Includes options to acquire up to 87,507 shares of common stock which are currently exercisable or exercisable within 60 days at $2.35 per share.

(5)                                  Includes 1,947,498 shares held by CS Medical Technologies, LLC, of which Mr. Nazarenko is a managing officer and member. Also includes 296,428 shares of common stock held directly, 255,000 shares of common stock which Mr. Nazarenko may purchase within 60 days at a price of $0.55 per share pursuant to a Stock Purchase Agreement dated July 10, 2006 between Mr. Nazarenko and Profile, L.L.C., and options to acquire up to 30,000 shares of common stock which are currently exercisable at $1.13 per share.

(6)                                  Includes 22,500 shares held by Clinical Network, LLC and 265,714 shares held by Clinical Network, Inc., with respect to each of which Mr. Koenig is an officer and minority owner. Also includes 182,895 shares of common stock held directly, options to acquire up to 30,000 shares of common stock which are currently exercisable at $1.13 per share, and currently exercisable warrants to purchase 67,860 shares at $1.67 per share.

(7)                                  Includes 70,000 shares held directly and options to acquire 6,250 shares which are exercisable within 60 days at $0.70 per share.

(8)                                  Includes Messrs. Taylor, Grossman, Thon, Carlson, Nazarenko, Koenig, and Smith.

(9)                                  Includes 1,947,498 shares held by CS Medical Technologies, LLC, of which Mr. Nelson is a managing officer and member and 180,000 shares held directly.

(10)                            The managers of Profile, LLC are T. Forcht Dagi and Stanley L. Graves, who share voting and investment power over the securities held by Profile, LLC. Cordova Technology Partners, L.P., a private investment fund, by virtue of its 39.75% ownership interest in Profile, LLC, indirectly has a pecuniary interest in 1,041,124 shares of the Company’s common stock. Cordova Technology Partners, L.P. is a non-managing member of Profile, LLC and does not have or share the power to vote or dispose of the common stock held by Profile, LLC.

(11)                            The beneficial owners of CS Medical Technologies, LLC are Clement Nelson and Alex Nazarenko (a director of the Company).

Executive Officers

Name and Title	Age	Principal Occupation, Business Experience for Past Five Years and Directorships of Public Companies

Maurice R. Taylor, II Chairman of the Board and Chief Executive Officer	60	See “Election of Directors (Proposal One)” above.

Michael P. Grossman President, Chief Operating Officer and Director	53	See “Election of Directors (Proposal One)” above.

Richard Thon Chief Financial Officer	50

Mr. Thon was hired as our Chief Financial Officer in July 2004 after serving in this role in an interim capacity since 2001. From 2002 to 2004, Mr. Thon was the Chief Financial Officer of CHdiagnostics, LLC. He served as the Chief Financial Officer and Vice President of Finance for MEDgenesis Inc. from 2000 to 2001.

Richard C. Carlson Vice President of Marketing and Sales	52

Mr. Carlson was hired as our Vice President of Marketing and Sales in January, 2004. Mr. Carlson has extensive experience in the medical device industry, both domestic and international. Mr. Carlson held several positions with SurModics, Inc. from 1998 to 2004, including Vice President of Marketing and Sales and Vice President of Strategic Planning.

There are no family relationships among our executive officers or directors.

Executive Compensation

Summary Compensation Table

The following table sets forth, for the last three fiscal years, the compensation earned for services rendered in all capacities by our Chief Executive Officer and the other highest-paid executive officers serving as such at the end of fiscal year 2005 whose compensation for that fiscal year was in excess of $100,000. The individuals named in the table will be hereinafter referred to as the “Named Executive Officers.”  No other executive officer of the Company or PUC received annual salary and bonus in excess of $100,000 during fiscal year 2005.

		Annual Compensation		Long-Term Compensation Awards
Name and Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)	All Other Compensation ($)(5)

Maurice R. Taylor, II (1)	2005	190,000	28,500	—	1,838
Chief Executive Officer	2004	190,000	104,738	—	1,838
and Chairman of the Board	2003	190,000	—	—	3,225

Michael P. Grossman(1)(2)	2005	175,000	17,500	—	1,080
President, Chief Operating	2004	164,417	—	450,000	1,080
Officer, and Director	2003	4,000	—	—	—

Richard B. Thon(3)	2005	140,000	8,400	—	1,200
Chief Financial Officer	2004	97,999	—	200,000	1,000
	2003	51,000	—	—	—

Richard C. Carlson(4)	2005	120,000	7,200	150,000	—
Vice President, Marketing	2004	—	—	—	—
and Sales	2003	—	—	—	—

(1)                Mr. Taylor served as Chairman and Chief Executive Officer of PUC until January 31, 2004. On February 1, 2004, Michael P. Grossman became the Chief Executive Officer of PUC, and subsequently became the Chief Executive Officer of the Company upon the Merger. On March 3, 2005, Mr. Taylor was again named Chief Executive Officer of the Company, and continues to serve as the Chairman of the Company.

(2)                Mr. Grossman’s 2003 and 2004 compensation includes consulting compensation earned between December 1, 2003 and January 31, 2004, prior to his appointment to the position of Chief Executive Officer on February 1, 2004. On March 3, 2005, Mr. Grossman was appointed to the position of Chief Operating Officer. He continues to serve as President and Director.

(3)                Mr. Thon was employed by the Company on July 21, 2004. Prior to that date, Mr. Thon performed the duties of the Chief Financial Officer on an interim consulting basis. Earnings shown for 2003 and 2004 include payments made for these consulting services.

(4)                Mr. Carlson was employed by the Company on January 3, 2005.

(5)                Other compensation represents insurance premiums paid by the Company with respect to term life insurance policies for the benefit of the named executives. There is no cash surrender value associated with any of the policies.

Employment Agreements

The Company is a party to employment agreements with Maurice R. Taylor, II and Michael P. Grossman. Each of these agreements provides for a minimum annual salary, potential cash incentive payments and options to purchase shares of common stock that vest over time. The agreement with Mr. Taylor provides for an annual salary of $190,000 with a maximum bonus potential of 75% of his base pay. Mr. Grossman’s agreement provides for an annual salary of $175,000 with a maximum bonus potential of 50% of his base pay. Mr. Taylor’s and Mr. Grossman’s agreements have terms that continue until December 2006 and January 2007, respectively.

PUC is a party to an employment agreement with Richard B. Thon, which expires in July 2007. Mr. Thon’s employment agreement provides for a minimum annual salary of $140,000, participation in a management incentive plan as determined by the Company’s Board of Directors each year, and options to purchase shares of common stock that vest over time.

Under each of the above-referenced employment agreements, upon termination without cause (or a change of employment that the employee elects to treat as a termination of employment), the employee will receive as severance six months of base salary plus four months of base salary for each year of service (up to a maximum of 24 months of base salary), plus the prorated average of any bonus or incentive compensation paid over the previous two years. Additionally, all unvested stock options then held by the employee will immediately vest with a one-year period for exercise. In the event of a change in control resulting in a termination of employment, change of location, or decrease in the level of responsibility of the executive (any of which occur within two years of a change in control), we shall compensate the executive as if he were terminated without cause, as described above.

Option Grants in Last Fiscal Year

The following table sets forth the number of individual grants of stock options made during fiscal 2005 to the Named Executive Officers:

Individual Grants
Name	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees In Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date
Maurice R. Taylor, II	—	—	—	—
Michael P. Grossman	—	—	—	—
Richard B. Thon	—	—	—	—
Richard C. Carlson	150,000	50.0%	$2.35	1/3/2015

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

No stock options or stock-appreciation rights were exercised during fiscal year 2005, and no stock-appreciation rights were outstanding at the end of such fiscal year. The table below sets forth outstanding but unexercised options of the Named Executive Officers as of the end of fiscal year 2005.

	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options (1) $
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Maurice R. Taylor, II	186,000	—	$—	$—
Michael P. Grossman	230,020	174,978	$—	$—
Richard B. Thon	124,452	105,548	$—	$—
Richard C. Carlson	45,837	104,163	$—	$—

(1)          These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company’s common stock on December 30, 2005 (the last trading day prior to December 31, 2005). The last reported sale on the OTC Bulletin Board on that date was $0.46 per share. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

Audit Committee Report

The Audit Committee currently consists of Mr. Smith (chair), Mr. Koenig and Mr. Nazarenko. Mr. Smith joined the Board of Directors on May 18, 2006 and was subsequently appointed as a member and the chair of the Audit Committee. As a result, Mr. Smith has not participated in the activities reported on by this report.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2005 with management and with the Company’s independent auditors, Virchow Krause & Co., LLP (“Virchow Krause”). The Audit Committee has discussed with Virchow Krause the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Virchow Krause required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with Virchow Krause its independence. In addition to the information provided by Virchow Krause, the Audit Committee considered the level of non-audit services provided by Virchow Krause in determining that they were independent.

Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in this paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2005 be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the SEC.

Submitted by the members of the Audit Committee:

Mr. Scott E. Smith

Mr. David Koenig

Mr. Alexander Nazarenko

Independent Registered Public Accounting Firm

Virchow Krause acted as the Company’s independent registered public accounting firm for fiscal 2005 and has been selected by the Audit Committee to serve in the same capacity for fiscal 2006. Representatives of Virchow Krause shall be present at the Annual Meeting and will have an opportunity to make a statement if they desire and to respond to appropriate questions.

Principal Accountant Fees and Services

The following is a summary of the fees billed to the Company by Virchow Krause for professional services rendered for the fiscal years ended December 31, 2005 and 2004:

Fee Category	Fiscal 2005 Fees	Fiscal 2004 Fees

Audit Fees	$43,825	$35,050
Audit-related Fees	3,335	11,600
Tax Fees	2,740	—
All Other Fees	—	3,575
Total Fees	$49,900	$50,225

Audit Fees. Consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports.

Audit-related Fees. Consist of fees billed for professional services rendered for the review of the Form SB-2 filing and SEC comment letters

Tax Fees. Consist of fees billed for professional services for tax compliance, tax advice and tax planning.

All Other Fees. Consist of fees billed for professional services related to the private placement memorandum and the merger with Global Internet Communications, Inc.

Policy on Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accounting firm. The Audit Committee has established a policy for pre-approving the services provided by our independent registered public accounting firm in accordance with the auditor independence rules of the SEC. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent public accounting firm and an annual review of the financial plan for audit fees.

To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by our independent registered public accounting firm and the related estimated fees for such services, as well as the nature and extent of specific types of audit related, tax and other non-audit services to be provided by our independent registered public accounting firm.

As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year. The Audit Committee has delegated to each of its members pre-approval authority between meetings of the Audit Committee. The Audit Committee will not delegate to management the pre-approval of services to be preformed by our independent registered public accounting firm

All of the services provided by our independent registered public accounting firm in fiscal 2004 and 2005 were approved by the Audit Committee under its pre-approval policies.

Approval of Our Change in Domicile from Nevada to Delaware

(Proposal Two)

The Board of Directors believes that the reincorporation of the Company from the State of Nevada to the State of Delaware (the “Reincorporation”) will benefit the Company and its stockholders. The Board has approved this action at a duly-called meeting held on May 18, 2006. The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company’s corporate legal affairs.

For these reasons, the Board of Directors believes that it is in the Company’s best interest for the Company to incorporate in the State of Delaware from its present domicile of Nevada. See “Significant Differences between the Corporate Laws of Nevada and Delaware.”

Principal Features of the Reincorporation

The Reincorporation will be effected by the merger of the Company with and into a newly formed Delaware corporation (the “ProUroCare Delaware, Inc.”), the sole stockholder of which will be the Company, created for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which filings are expected to occur as promptly as practicable after the requisite stockholder approval is obtained. A copy of the proposed Delaware Certificate of Incorporation and Bylaws are attached hereto as Exhibit A and Exhibit B, respectively.

On the effective date: (i) each outstanding share of Company common stock shall be converted into one share of ProUroCare Delaware, Inc.’s common stock; and (ii) each outstanding share of ProUroCare Delaware, Inc.’s common stock held by the Company shall be retired and canceled and shall resume the status of authorized and un-issued common stock.

Upon completion of the Reincorporation, the daily business operations of the Company will continue as they are presently conducted. The individuals who will serve as executive officers of the Company following the Reincorporation are those who currently serve as executive officers of the Company. The Reincorporation will not effect a change in the Company’s name. The name will remain “ProUroCare Medical Inc.”.

The Board of Directors of the Company has the authority, in the name and on behalf of the Company, to take any action to abandon the merger if it later determines that it would not be in the best interests of the stockholders of the Company at any time, up to and including the date on which the stockholders of the Company consent to approve the merger, without regard to whether the merger was approved by such consent.

Significant Differences between the Corporate Laws of Nevada and Delaware

The Company is incorporated under the laws of the State of Nevada and ProUroCare Delaware, Inc. will be incorporated under the laws of the State of Delaware. On consummation of the merger, the stockholders of the Company, whose rights currently are governed by Nevada law and the Company’s Articles and the Company’s Bylaws created pursuant to Nevada law, will become stockholders of a Delaware company, ProUroCare Delaware, Inc., and their rights as stockholders will then be governed by Delaware law and a Delaware Certificate of Incorporation and Delaware Bylaws which have been drafted and created under Delaware law.

Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of the Company, are summarized below. This summary is not intended to be complete, and stockholders should refer to the General Corporation Law of the State of Delaware (“Delaware law”) and Chapters 78 and 92A of the Nevada Revised Statutes (“Nevada law”) to understand how these laws apply to the Company and ProUroCare Delaware, Inc..

Classified Board of Directors. The Board of Directors of the Company is not classified and the Company does not propose to classify the board into separate classes in connection with the change in domicile. However, should the Company ever consider dividing the board into classes, Delaware law permits a corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office, while Nevada law permits a corporation to classify its board into as many as four classes. This difference has no present impact on the Company, but would result in less flexibility in classifying the board should the Company choose to do so in the future.

Removal of Directors. With respect to removal of directors, under the Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with and without cause and removal of directors when the board is divided into classes. Under the Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Accordingly, removal is easier in Delaware when the board is not classified. However, if the board is classified, Delaware law provides that a director can be removed only for cause by the holders of a majority of the shares then entitled to vote in an election of directors unless the certificate of incorporation provides otherwise.

Special Meetings of Stockholders. Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called.

Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions that permit indemnification by a corporation of its officers, directors, employees and agents where they acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. However, Nevada law also provides that a director or officer is not liable to the corporation or its shareholders for any act or failure to act unless it is proven that his or her act or failure to act constitutes a breach of fiduciary duty and the breach of that duty involved intentional misconduct, fraud, or a knowing violation of law, and the corporation is free to indemnify the director or officer if the director or officer is not liable under this provision and regardless of any determination of the director’s or officer’s good faith. Delaware and Nevada law also differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers. There will be no difference in stockholders’ rights with respect to this issue because the Company and ProUroCare Delaware, Inc. will address the issue in the same manner by providing for the mandatory advancement of expenses of directors and officers. In addition, ProUroCare Delaware, Inc. will be required to indemnify directors and officers. The board of directors of ProUroCare Delaware, Inc. will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under the Delaware law.

Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Delaware Certificate will limit the liability of directors of ProUroCare Delaware, Inc. to the fullest extent permitted by law. The similar limitation of liability provision under Nevada law applies automatically, unless limited in the certificate of incorporation or bylaws, to both directors and officers and applies to the breach of any fiduciary duty, including the duty of loyalty. Thus, the limitation on liability contained in the certificate of incorporation of ProUroCare Delaware, Inc. will not extend to officers and will be more limited under Delaware law than the limit on officers and directors liability that applied to the Company under Nevada law. ProUroCare Delaware, Inc., however, may determine to indemnify such persons in its discretion subject to the conditions of the Delaware law and the Delaware Certificate of Incorporation.

Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under the Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws. In general, both Delaware law and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s certificate/articles of incorporation. Both Delaware law and Nevada law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors. Both Nevada law and Delaware law permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively. However, the Nevada law allows the board of directors, without shareholder approval, to increase or decrease the number of authorized shares of capital stock if the number of outstanding shares is proportionately increased or decreased. The Delaware law does not have a similar provision. Consistent with Delaware law, the Delaware certificate will authorize the board to amend, make, modify or repeal the Company’s bylaws.

Actions by Written Consent of Stockholders. Nevada law and Delaware law each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Restrictions on Business Combinations. Both the Delaware law and the Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. The restrictions prohibit a corporation, except in limited circumstances, from engaging in a business combination with any interested stockholder for a three-year period following the date such stockholder became an interested stockholder. Under Delaware law an interested stockholder is a person who holds 15% or more of the outstanding voting stock, which was acquired other than solely through an action by the corporation. Under Nevada law, the definition of interested stockholder is similar except that a holder of 10% or more of the voting stock is an interested stockholder. Both the Delaware and Nevada law permit a corporation to opt out of application of the statutory provisions limiting business combinations with interested stockholders by making a statement to that effect in its certificate of incorporation. The Company did not do so in its Nevada certificate of incorporation, so the business combination limitation under Nevada law would have applied to the Company, but for the fact that historically the Company had fewer than 200 stockholders, which is the statutory minimum for application of the provision. The Delaware certificate also does not opt out of the application of the statutory provisions, so there is no change affecting stockholders.

Significant Differences between the Charter Documents of ProUroCare Medical, Inc. and ProUroCare Delaware , Inc.

Election of Directors. The current Nevada charter documents provide for the election of directors by the affirmative vote of a majority of the stockholders present at a meeting of stockholders. The Delaware charter documents will also provide for the election of directors by the affirmative vote of a majority of the stockholders present at a meeting of stockholders. However, the Delaware charter documents will also provide procedures for circumstances where a director does not receive a majority vote.

Under Delaware law, a director holds office until his or her successor is elected or appointed. Were the Delaware charter documents to include a provision similar to that included in the Nevada charter documents, a situation where a director remains in office even though the director does not have the support of the majority, a “holdover” director, could result. In response to this possibility, the Delaware charter documents provide that if in a director election the number of votes “against” a nominee exceeds the number of votes “for” that nominee, that nominee will tender his or her resignation to the Board. Upon such tender, the Nominating and Governance Committee will make a recommendation to the Board on whether to accept or reject the recommendation or whether other action should be taken. The Board will act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision within 90 days. The director who has tendered his or her resignation will not participate in the Board’s decision. If, for any reason, the Board of Directors is not elected at an annual meeting, they may be elected soon thereafter at a special meeting called by the Board. The stockholders may remove any “holdover” director at such special meeting and elect a replacement with the affirmative vote of a majority of the stockholders present as such meeting.

Additionally, the Delaware charter documents address procedures for a contested election. The Nevada charter documents require the affirmative vote of a majority of stockholders for the election of a director. This is the case even if there are more nominees for director than there are available seats on the Board. This could result in numerous directors failing to garner the required majority support. However, the Delaware charter documents provide that in the case of a contested election, only the affirmative vote of a plurality of the stockholders present will be required for the election of directors. As a result, the Delaware charter documents prevent the potential complication that could result under the Nevada charter documents.

A large number of the largest public companies incorporated in Delaware are adopting majority election of directors provisions similar to that included in the Delaware charter documents. The Board of Directors believes that this approach is superior to that of the Nevada charter documents as it accomplishes the desired result of requiring an affirmative vote of the majority of stockholder’s present to elect directors, but it also limits the potential complications that could arise under the existing Nevada charter documents.

Blank Check Preferred Stock. The current Nevada charter documents limit the capital stock of the Company to only common stock. The Delaware charter documents authorize the Company to issue shares of “blank check” preferred stock. The term “blank check” refers to preferred stock, the creation and issuance of which is authorized in advance by stockholders and the terms, preferences, privileges, rights and other features of which are determined by the Board upon issuance or designation prior to issuance. The authorization of such “blank check” preferred stock would permit the Board to authorize and issue preferred stock from time to time in one or more series.

Subject to limitations prescribed by law, the Delaware charter documents would expressly authorize the Board, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers

(including the power to elect one or more Directors), designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The Board would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company’s stockholders. The Delaware charter documents will give the Board the flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the Board deems to be in the best interests of the Company’s stockholders. Therefore, stockholders would not have the opportunity to approve the Board’s designation of preferences and/or issuance of preferred stock either before or after its designation and/or issuance.

The availability of shares of “blank check” preferred stock will provide the Company with more flexibility in negotiating and structuring potential transactions. Preferred stock could be issued for cash as a means of obtaining capital or as consideration for the acquisition of complementary businesses or assets. At this time, however, the Board has no specific plan to authorize the issuance of or to issue shares of preferred stock to any particular person or for any particular purpose.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent management and Directors from office even if such change were to be favorable to stockholders generally.

While the Delaware charter documents authorization of the issuance of “blank check” preferred stock may have anti-takeover ramifications, the Board believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, it may encourage persons seeking to acquire the Company to negotiate directly with the Board, thus enabling the Board to consider the proposed transaction in a manner that best serves the interest of stockholders. The future availability of preferred stock can provide the Company with important flexibility in structuring equity financings, business investments, acquisitions, or other similar transactions.

Share Certificates. The current Nevada charter documents require that all shares of the corporation be in certificated form. Under Delaware law, the board of directors of a corporation may provide by resolution that some or all of any or all classes or series of its stock shall be uncertificated shares. The Delaware charter documents incorporate this provision. The Board of Directors believes that incorporating this provision into the Delaware charter documents could lead to cost savings for the Company, since it will no longer be required to issue certificates to each stockholder. The ability to issue uncertificated shares grants the Company the flexibility to issue registered shares in book-entry from, if the circumstances warrant such an issuance.

Written Consent of Stockholders. The Nevada charter documents currently allow any action required or permitted to be taken at a meeting of the stockholders to be taken without a meeting by written action signed by a majority of the stockholders entitled to vote on such action. However, the Delaware charter documents permit stockholder written action only upon the consent of all stockholders.

The Board of Directors believes that it is in the best interest of the corporation to require that all stockholders agree to any action before it can be taken by written consent. By requiring unanimous written consent, all contested actions will need to be addressed at a meeting of the stockholders. This will allow for opposing viewpoints to be heard and an informed decision to be made by all stockholders. Additionally, unanimous written consent will protect the minority stockholders from a majority stockholder taking control of the Company without any action by the Board of Directors. Unanimous written consent will also allow the Board of Directors greater control over potential hostile takeover action. For all of these reasons, the Board of Directors believes that the Delaware charter documents requirement of unanimous stockholder written consent is in the best interest of the Company.

Advanced Notice Provisions for Stockholder Proposals. There is no specific statutory requirement under either Nevada or Delaware law with regard to the advance notice of director nominations and stockholder proposals. Absent a restriction in a corporation’s bylaws, director nominations and stockholder proposals are subject to federal securities laws, which generally provide that any stockholder proposals that the proponent wishes to include in the Company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the information statement was sent out in connection with the previous year’s annual meeting.

The current Nevada charter documents do not contain provisions regarding notice requirements for director nominations and stockholder proposals. The Delaware charter documents provide that for director nominations or stockholder proposals to be properly brought before the an annual meeting, the stockholder must have delivered timely notice to the Secretary of the Company. The Delaware charter documents provide that for notice to be considered timely, it must be delivered to or mailed and received by the secretary of the Company at the Company’s principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the 10th  day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

The Delaware charter documents also contain a provision relating to stockholder nominations of directors at special meetings of stockholders. For such notice to be timely, it must be delivered to or mailed and received at the Company’s principal executive offices not later than the 10th day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever occurs first. The Nevada charter documents are silent on this issue.

The Board of Directors believe that is in the best interest of the Company to provide the stockholders with a more structured procedure regarding the requisite notice for stockholder proposals, which the Delaware charter documents will provide

Calling of Special Meetings. Under the current Nevada charter documents, a special meeting of stockholders may be called by the chief executive officer, the acting chief executive officer in the absence of the chief executive officer, the chief financial officer, two or more members of the Board of Directors, or one or more stockholders holding at least 10 percent of the voting power of all shares of the Company entitled to vote, except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, when called by stockholders, must be called by one or more stockholders holding at least 25 percent of the voting power of all shares entitled to vote.

Under Delaware law, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the charter documents. The Delaware charter documents provide that only the Board of Directors have the right to call a special meeting. The Board of Directors believes that it is in the best interest of the Company to limit the right to call special meetings of stockholders to the Board. The Board of Directors is in the best position to determine which issues present significant stockholder urgency or interest and will call any special meetings of stockholders that it deems to be warranted. The Delaware charter documents will protect the Company from the expense of unnecessary special meetings of stockholders, as well the distraction to management that could result. This will allow the Board of Directors to focus their attention of the effective running of the Company.

Effect of the Reincorporation

The Reincorporation will not have any effect on the transferability of outstanding stock certificates. The Reincorporation will be reflected by the Company’s transfer agent, currently Interwest Transfer Co., Inc., in book-entry. For those stockholders that hold physical certificates, please do not destroy or send your stock certificates to Interwest Transfer, as those stock certificates should be carefully preserved by you. You will not receive new share certificates until your current certificates are presented for transfer, at which time the certificates reflecting a Nevada corporation will be exchanged for certificates reflecting a corporation under Delaware law.

Material United States Federal Income Tax Consequences

The following discussion describes the material U.S. federal income tax consequences of the Reincorporation. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, Internal Revenue Service (the “IRS”) rulings and pronouncements, and judicial decisions, all as in effect as of the date of this Proxy Statement, and all of which are subject to change, possibly with retroactive effect. Any such change could alter the tax consequences described herein.

This discussion addresses only Company stockholders who hold their shares of Common Stock as capital assets. This discussion does not address every aspect of U.S. federal income taxation that may be relevant to a particular Company stockholder in light of the stockholder’s particular circumstances or to persons who are otherwise subject to special tax treatment, including, without limitation: (i) a partnership, subchapter S corporation or other pass-through entity; (ii) dealers in securities; (iii) banks or other financial institutions; (iv) insurance companies; (v) mutual funds; (vi) tax exempt organizations or pension funds; (vii) a foreign person, foreign entity or U.S. expatriate; (viii) persons who may be subject to the alternative minimum tax provisions of the Code; (ix) a stockholder whose functional currency is not the U.S. dollar; (x) persons who acquired their Common Stock in connection with stock option or stock purchase plans or in other compensatory transactions; or (xi) persons who hold their Common Stock as part of a hedging, straddle, conversion or other risk reduction transaction.

The following discussion does not address the tax consequences of the Reincorporation under foreign, state or local tax laws. Nor does the following discussion address the tax consequences of the Reincorporation to holders of Company stock options or stock warrants.

COMPANY STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

Tax Consequences of the Reincorporation

The Company believes that the merger of the Company with and into ProUroCare Delaware, Inc., which will effect the Reincorporation (the “Merger”), will qualify as a reorganization, under section 368(a)(1)(F) of the Code. Accordingly, the material federal income tax consequences of the Merger, and, therefore, the Reincorporation, are as follows: (i) the Company and ProUroCare Delaware, Inc. will not recognize any gain or loss as a result of the Merger; (ii) no gain or loss will be recognized by holders of Common Stock on the conversion of Common Stock into ProUroCare Delaware, Inc. common stock; (iii) the aggregate adjusted tax basis of the ProUroCare Delaware, Inc. common stock received by a holder of Common Stock in the Merger will be the same as the aggregate adjusted tax basis of the Common Stock converted in the Merger; and (iv) the holding period, for U.S. federal income tax purposes, for the ProUroCare Delaware, Inc. common stock received in the Merger by a holder of Common Stock will include the period during which the holder held the converted Common Stock.

If the Merger fails to qualify for tax-free treatment, either under section 368 (a)(1)(F) or any other provision of the Code, then a holder of Common Stock whose shares of Common Stock are converted to ProUroCare Delaware, Inc. common stock may recognize gain or loss for U.S. income tax purposes equal to the difference between the fair market value of the ProUroCare Delaware, Inc. shares received by that stockholder and the stockholder’s adjusted tax basis in the converted shares of Common Stock.

No ruling has been or will be obtained from the IRS in connection with the Reincorporation. A successful challenge by the IRS to the reorganization status of the Merger would result in Company stockholders recognizing taxable gain or loss with respect to each share of Common Stock converted into ProUroCare Delaware, Inc. common stock equal to the difference between each stockholder’s adjusted tax basis in such share and the fair market value, as of the effective time of the Merger, of the ProUroCare Delaware, Inc. common stock received in exchange therefor.

Reporting Requirements

Each Company stockholder who is a “significant holder” that receives ProUroCare Delaware, Inc. common stock in the Merger will be required to file a statement with his, her or its federal income tax return setting forth his, her or its basis in the Common Stock surrendered and the fair market value of the ProUroCare Delaware, Inc. common stock, if any, received in the Merger, and to retain permanent records of these facts relating to the Merger. A “significant holder” is a Company stockholder who, immediately before the merger owned at least five percent of the outstanding stock of Company or owned Company securities with an adjusted tax basis of $1,000,000 or more.

COMPANY STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

Material Accounting Implications

There is no material accounting impact of the Reincorporation of the Company in Delaware

Regulatory Approvals

The Company is required to obtain the approval of its stockholders under Nevada law in order to effect the Reincorporation. In order to obtain this approval, the Company is required to prepare and circulate to its stockholders proxy materials meeting the requirements of the rules and regulations of the SEC. This proxy statement has been prepared by the Company in accordance with such rules and regulations, and is being circulated in order to obtain the required stockholder approval. Once such approval is obtained, the Company is required to file a Certificate of Merger with the State of Delaware and Articles of Merger with the State of Nevada in order to effect the Reincorporation. Other than the foregoing, no federal or state regulatory requirements must be complied with or approval must be obtained in connection with the merger and the Reincorporation.

Management and the Board of Directors recommend you vote “FOR” approval of our Reincorporation from the State of Nevada to the State of Delaware.

YOUR DISSENTERS’ RIGHTS OF APPRAISAL

Under Nevada law, a stockholder is entitled to dissent from, and obtain cash payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares.

You do have the right to dissent from the Reincorporation and obtain cash payment for the “fair value” of your shares, as determined in accordance with the NRS. Below is a description of the steps you must take if you wish to exercise dissenters’ rights with respect to the Reincorporation under NRS Sections 92A.300 to 92A.500, the Nevada dissenters’ rights statute. The text of the statute is set forth in Exhibit C. This description is not intended to be complete. If you are considering exercising your dissenters’ rights with respect to the Reincorporation, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters’ rights. Failure to take any one of the required steps may result in termination of your dissenters’ rights under Nevada law. If you are considering dissenting, you should consult with your own legal advisor.

TO EXERCISE YOUR DISSENTER’S RIGHTS, YOU MUST:

•                        before the effective date of the Reincorporation, deliver written notice to ProUroCare Medical Inc., c/o Corporate Secretary, One Carlson Parkway, Suite 124, Plymouth, MN 55447, stating that you intend to demand payment for your shares if the Reincorporation is completed; and

•                        not vote your shares in favor of the Reincorporation, either by proxy or in person.

Failure to vote against the Reincorporation will not constitute a waiver of dissenters’ rights. A vote against is not deemed to satisfy the written notice requirement.

If you satisfy these conditions, we will send you a written dissenter’s notice within 10 days after the Reincorporation is effective. This dissenter’s notice will:

•                        specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;

•                        inform holders of un-certificated shares to what extent the transfer of their shares will be restricted after their payment demand is received;

•                        supply a form of payment demand that includes the date the Reincorporation was first publicly announced and the date by which you must have acquired beneficial ownership of your shares in order to dissent;

•                        set a date by when we must receive the payment demand, which may not be less than 30 or more than 60 days after the date the dissenters’ notice is delivered; and

•                        provide you a copy of Nevada’s dissenters’ rights statute.

After you have received a dissenter’s notice, if you still wish to exercise your dissenters’ rights, you must:

•                        demand payment either through the delivery of the payment demand form to be provided or other comparable means;

•                        certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter’s notice; and

•                        deposit your certificates, if any, in accordance with the terms of the dissenter’s notice.

FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER’S NOTICE WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA’S DISSENTERS’ RIGHTS STATUTE. YOUR RIGHTS AS A STOCKHOLDER WILL CONTINUE UNTIL THOSE RIGHTS ARE CANCELLED OR MODIFIED BY THE COMPLETION OF THE REINCORPORATION.

Within 30 days after receiving your properly executed payment demand, the Company will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the Reincorporation until the date of payment). The payment will be accompanied by:

•                        the Company’s balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholders’ equity for that year, and the latest available interim financial statements, if any;

•                        an explanation of how we estimated the fair value of the shares and how the interest was calculated;

•                        information regarding your right to challenge the estimated fair value; and

•                        a copy of Nevada’s dissenters’ rights statute.

The Company may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter’s notice. If we withhold payment, after the consummation of the Reincorporation, the Company will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters’ rights to demand payment under NRS Section 92A.480.

If you believe that the amount the Company pays in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your estimate and the Company’s. You must make such demand within 30 days after the Company has made or offered payment; otherwise, your right to challenge calculation of fair value terminates.

If there is still disagreement about the fair market value within 60 days after the Company receives your demand, the Company will petition the District Court of Clark County, Nevada to determine the fair value of the shares and the accrued interest. If the Company does not commence such legal action within the 60-day period, the Company will have to pay the amount demanded for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

•                        the amount of the fair value of the shares, plus interest, in excess of the amount the Company paid; or

•                        the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

The Company will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatious, or in bad faith; in such instance, the costs will be equitably distributed. Attorney’s fees will be divided as the court considers equitable.

FAILURE TO FOLLOW THE STEPS REQUIRED BY NRS SECTIONS 92A.400 THROUGH 92A.480 FOR PERFECTING DISSENTERS’ RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS. IF DISSENTERS’ RIGHTS ARE NOT PERFECTED, YOU WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT. IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF NEVADA’S DISSENTERS’ RIGHTS STATUTE, IF YOU ARE CONSIDERING OBJECTING TO THE REINCORPORATION YOU SHOULD CONSULT YOUR OWN LEGAL ADVISOR.

Ratification of the Appointment of Independent Registered Public Accounting Firm

(Proposal Three)

Our Board of Directors and management are committed to the quality, integrity and transparency of our financial reports. In accordance with the duties set forth in its written charter, the Audit Committee of our Board of Directors has appointed Virchow, Krause & Company LLP as our independent registered public accounting firm for the 2006 fiscal year. Although not legally required to do so, the Audit Committee and the full Board of Directors wishes to submit the appointment of Virchow, Krause & Company LLP for stockholder ratification at the Annual Meeting. Representatives of Virchow, Krause & Company LLP are expected to be present at the Annual Meeting to answer your questions and to make a statement if they desire to do so.

If the stockholders fail to ratify the appointment of Virchow, Krause & Company LLP, the Audit Committee shall meet and may reconsider its selection, but it is not legally required to do so. Notwithstanding the proposed ratification of the appointment of Virchow, Krause & Company LLP by the stockholders, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if the Audit Committee determines that such a change would be in our best interests and the best interests of our stockholders.

The Board of Directors recommends that you vote FOR ratification of the appointment of Virchow, Krause & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006. Proxies will be voted FOR ratifying this appointment unless otherwise specified.

Proposals of Stockholders

Any stockholder who desires to submit a proposal for action by the stockholders at the next Annual Meeting must submit such proposal in writing to our Secretary, Mr. David F. Koenig, by April 14, 2007 to have the proposal included in our proxy statement for the meeting. Due to the complexity of the respective rights of the stockholders and us in this area, any stockholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. We suggest that any such proposal be submitted by certified mail return receipt requested.

Discretionary Proxy Voting Authority/Untimely Stockholder Proposals

Rule 14a-4 promulgated under the Exchange Act governs our use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in our proxy statement. Rule 14a-4 provides that if a proponent of a proposal fails to notify the company at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter.

With respect to our 2007 Annual Meeting of stockholders, if we are not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in our proxy statement, by June 30, 2007, the management proxies will be allowed to use their discretionary authority as outlined above.

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this Proxy Statement. The Company will bear the cost of preparing, assembling and mailing the proxy, proxy statement and other material that may be sent to the stockholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by us for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, our officers and regular employees may solicit proxies personally, by telephone, by telegram or by special letter.

Other Matters

The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors.

PROUROCARE MEDICAL INC.

David F. Koenig
Secretary

Exhibits:

A. Certificate of Incorporation - Delaware

B. Bylaws - Delaware

C. Rights of Dissenting Stockholders

D. Charter of the Audit Committee of the Board of Directors of the Company

Exhibit A

CERTIFICATE OF INCORPORATION
OF
PROUROCARE DELAWARE, INC.

To form a corporation pursuant to the General Corporation Law of the State of Delaware (the “General Corporation Law”), the undersigned hereby certifies as follows:

1.             Name. The name of the corporation is ProUroCare Delaware, Inc.

2.             Registered Office and Registered Agent. The address of the registered office of the corporation in Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801, County of New Castle, and the name of its registered agent at that address is The Corporation Trust Company.

3.             Purposes. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

4.             Capital Stock. The total number of shares that the corporation is authorized to issue is 52,000,000, consisting of 50,000,000 shares of common stock, par value $0.00001 per share, and 2,000,000 shares of preferred stock, par value $0.01 per share. The board of directors is hereby expressly granted the authority to issue the preferred stock from time to time in one or more classes or series and by resolution or resolutions to establish the number of shares to be included in each such class or series and to fix the voting powers (which may be full, limited or not voting powers), designations, powers, preferences and rights of each such class or series and the qualifications, limitations and restrictions thereof. The number of authorized shares of common stock of the corporation may be increased or decreased (but not below the number of shares of common stock then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the corporation entitled to vote irrespective of subsection 242(b)(2) of the General Corporation Law.

5.             Bylaws. The board of directors of the corporation is expressly authorized to adopt, amend or repeal bylaws of the corporation.

6.             Stockholder Written Consent. Any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting if all of the stockholders consent to the action in writing or by electronic transmission.

7.             Limitation of Directors’ Liability; Indemnification. The personal liability of a director of the corporation to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director shall be eliminated to the fullest extent permitted by law. The corporation is authorized to indemnify (and advance expenses to) its directors and officers to the fullest extent permitted by law. Neither the amendment, modification or repeal of this Article nor the adoption of any provision in this certificate of incorporation inconsistent with this Article

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shall adversely affect any right or protection of a director or officer of the corporation with respect to any act or omission that occurred prior to the time of such amendment, modification, repeal or adoption.

8.             Elections of Directors. Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

9.             Incorporator. The name and mailing address of the incorporator are Steven Shogren, Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402.

Dated:

Steven Shogren, Incorporator

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Exhibit B

PROUROCARE DELAWARE, INC.

BYLAWS

[DATE]

BYLAWS
OF
PROUROCARE DELAWARE, INC.

Adopted by the Board of Directors on        , 200   .

Article 1.               Stockholders’ Meetings

1.1 Place of Meetings. Meetings of the stockholders shall be held at such place, either within or without the State of Delaware, as the board of directors shall determine. Rather than holding a meeting at any designated place, the board of directors may determine that a meeting shall be held solely by means of remote communications, which means shall meet the requirements of the Delaware General Corporation Law.

1.2 Annual Meeting. The annual meeting of the stockholders for the election of the directors and the transaction of such other business as may properly be brought before the meeting shall be held on the date and at the time as the board of directors shall determine.

1.3 Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called by the board of directors. No other person or persons may call a special meeting. The business to be transacted at any special meeting shall be limited to the purposes stated in the notice.

1.4 Notice of Meetings. Notice of the place, if any, date and hour of any stockholders’ meeting shall be given to each stockholder entitled to vote. The notice shall state the means of remote communications, if any, by which stockholders and proxy holders may be deemed present in person and vote at the meeting. If the voting list for the meeting is to be made available by means of an electronic network or if the meeting is to be held solely by remote communication, the notice shall include the information required to access the reasonably accessible electronic network on which the corporation will make its voting list available either prior to the meeting or, in the case of a meeting held solely by remote communication, during the meeting. Notice of a special meeting shall also state the purpose or purposes for which the meeting has been called. Unless otherwise provided in the Delaware General Corporation Law, notice shall be given at least 10 days but not more than 60 days before the date of the meeting. Without limiting the manner by which notice may otherwise be given, notice may be given by a form of electronic transmission that satisfies the requirements of the Delaware General Corporation Law and has been consented to by the stockholder to whom notice is given. If mailed, notice shall be deemed given when deposited in the U.S. mail, postage prepaid, directed to the stockholder’s address as it appears in the corporation’s records. If given by a form of electronic transmission consented to by the stockholder to whom notice is given, notice shall be deemed given at the times specified with respect to the giving of notice by electronic transmission in the Delaware General Corporation Law. An affidavit of the corporation’s secretary, an assistant secretary or an agent of the corporation that notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated in the affidavit.

1.5 Quorum. The presence, in person or by proxy, of the holders of a majority of the voting power of the stock entitled to vote at a meeting shall constitute a quorum. Where a separate vote by a class or series or classes or series of stock is required at a meeting, the presence, in person or by proxy, of the holders of a majority of the voting power of each such class or series shall also be required to constitute a quorum. In the absence of a quorum, either the chairperson of the meeting or the holders of a majority of the voting power of the stock present, in person or by proxy, and entitled to vote at

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the meeting may adjourn the meeting in the manner provided in Section 1.6 until a quorum shall be present. A quorum, once established at a meeting, shall not be broken by the withdrawal of the holders of enough voting power to leave less than a quorum. If a quorum is present at an original meeting, a quorum need not be present at an adjourned session of that meeting.

1.6 Adjournment of Meetings. Either the chairperson of the meeting or the holders of a majority of the voting power of the stock present, in person or by proxy, and entitled to vote at the meeting may adjourn any meeting of stockholders from time to time. At any adjourned meeting the stockholders may transact any business that they might have transacted at the original meeting. Notice of an adjourned meeting need not be given if the time and place, if any, or the means of remote communications to be used rather than holding the meeting at any place are announced at the meeting so adjourned, except that notice of the adjourned meeting shall be required if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting.

1.7 Voting List. At least 10 days before every meeting of the stockholders, the secretary of the corporation shall prepare a complete alphabetical list of the stockholders entitled to vote at the meeting showing each stockholder’s address and number of shares. This voting list need not include electronic mail addresses or other electronic contact information for any stockholder nor need it contain any information with respect to beneficial owners of the shares of stock owned although it may do so. For a period of at least 10 days before the meeting, the voting list shall be open to the examination of any stockholder for any purpose germane to the meeting either on a reasonably accessible electronic network (provided that the information required to gain access to the list is provided with the notice of the meeting) or during ordinary business hours at the corporation’s principal place of business. If the list is made available on an electronic network, the corporation may take reasonable steps to ensure that it is available only to stockholders. If the stockholders’ meeting is held at a place, the voting list shall be produced and kept at that place for the entire duration of the meeting. If the stockholders’ meeting is held solely by means of remote communications, the voting list shall be made available for inspection on a reasonably accessible electronic network for the entire duration of the meeting. In either case, any stockholder may inspect the voting list at any time during the meeting.

1.8 Vote Required. Subject to the provisions of the Delaware General Corporation Law requiring a higher level of votes to take certain specified actions and to the terms of the corporation’s certificate of incorporation that set special voting requirements, the stockholders shall take action on all matters other than the election of directors by a majority of the voting power of the stock present, in person or by proxy, at the meeting and entitled to vote on the matter.

1.9 Chairperson; Secretary. The following people shall preside over any meeting of the stockholders:  the chairperson of the board of directors, if any, or, in the chairperson’s absence, the vice chairperson of the board of directors, if any, or in the vice chairperson’s absence, the chief executive officer, or, in the absence of all of the foregoing persons, a chairperson designated by the board of directors, or, in the absence of a chairperson designated by the board of directors, a chairperson chosen by the stockholders at the meeting. In the absence of the secretary and any assistant secretary, the chairperson of the meeting may appoint any person to act as secretary of the meeting.

1.10 Rules of Conduct. The board of directors or the chairperson may adopt such rules, regulations and procedures for the conduct of any meeting of the stockholders as it deems appropriate including, without limitation, rules, regulations and procedures regarding participation in the meeting by means of remote communication. Except to the extent inconsistent with any applicable rules, regulations or procedures adopted by the board of directors, the chairperson of any meeting may adopt such rules,

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regulations and procedures for the meeting, and take such actions with respect to the conduct of the meeting, as the chairperson of the meeting deems appropriate. The rules, regulations and procedures adopted may include, without limitation, rules that (i) establish an agenda or order of business, (ii) are intended to maintain order and safety at the meeting, (iii) restrict entry to the meeting after the time fixed for its commencement and (iv) limit the time allotted to stockholder questions or comments. Unless otherwise determined by the board of directors or the chairperson of the meeting, meetings of the stockholders need not be held in accordance with the rules of parliamentary procedure.

1.11 Inspectors of Elections. The board of directors or the chairperson of a stockholders’ meeting may appoint one or more inspectors of election and any substitute inspectors to act at the meeting or any adjournment thereof. Inspectors may be officers, employees or agents of the corporation. Each inspector, before entering on the discharge of the inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of the inspector’s ability. Inspectors shall have the duties prescribed by the Delaware General Corporation Law. At the request of the chairperson of the meeting, the inspector or inspectors shall prepare a written report of the results of the votes taken and of any other question or matter determined by the inspector or inspectors.

1.12 Record Date. If the corporation proposes to take any action for which the Delaware General Corporation Law would permit it to set a record date, the board of directors may set such a record date as provided under the Delaware General Corporation Law.

1.13 Written Consent. Any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting if all of the stockholders consent to the action in writing or by electronic transmission.

1.14 Advance Notice of Stockholder Business. Only business that has been properly brought before the meeting may be conducted at an annual meeting of the stockholders. To be properly brought before an annual meeting, business must be:

(i)                   specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors,

(ii)                otherwise properly brought before the meeting by or at the direction of the board of directors, or

(iii)             a proper matter for stockholder action under the Delaware General Corporation Law that has been properly brought before the meeting by a stockholder (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 1.14 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (B) who complies with the notice procedures set forth in this Section 1.14.

For such business to be considered properly brought before the meeting by a stockholder such stockholder must, in addition to any other applicable requirements, have given timely notice in proper form of such stockholder’s intent to bring such business before such meeting. To be timely, such stockholder’s notice must be delivered to or mailed and received by the secretary of the corporation at the corporation’s principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

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To be in proper form, a stockholder’s notice to the secretary shall be in writing and shall set forth:

(i)                         the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder;

(ii)                      a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice;

(iii)                   a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

(iv)                  any material interest of the stockholder in such business; and

(v)                     any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by, and otherwise comply with the requirements of, the Exchange Act and the regulations promulgated thereunder.

No business shall be conducted at the annual meeting of the stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 1.14. The chairperson of the meeting may refuse to acknowledge the proposal of any business not made in compliance with the foregoing procedure.

1.15 Advance Notice of Director Nominations. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors, except as may be otherwise provided in the certificate of incorporation with respect to the right of holders of a class of preferred stock of the corporation to nominate and elect a specified number of directors. To be properly brought before an annual meeting of the stockholders, or any special meeting of the stockholders called for the purpose of electing directors, nominations for the election of a director must be (i) specified in the notice of meeting (or any supplement thereto), (ii) made by or at the direction of the board of directors (or any duly authorized committee thereof) or (iii) made by any stockholder of the corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 1.15 and on the record date for the determination of stockholders entitled to vote at such meeting and (B) who complies with the notice procedures set forth in this Section 1.15.

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the corporation. To be timely, a stockholder’s notice to the secretary must be delivered to or mailed and received at the corporation’s principal executive offices, in the case of an annual meeting, in accordance with the provisions set forth in Section 1.14, and, in the case of a special meeting of the stockholders called for the purpose of electing directors, not later than the close of business on 10th day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

To be in proper written form, a stockholder’s notice to the secretary must set forth:

(i)                         as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal

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occupation or employment of the person, (C) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

(ii)                      as to such stockholder giving notice, the information required to be provided pursuant to Section 1.14.

Subject to the rights of any holders of a class of preferred stock of the corporation, no person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 1.15. If the chairperson of the meeting properly determines that a nomination was not made in accordance with the foregoing procedures, the chairperson shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

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Article 2.               Directors

2.1 Number and Qualifications; Term of Office. The board of directors shall consist of such number as may be fixed from time to time by resolution of the board of directors. Except as provided in Section 2.3 of this Article, each director shall be elected by the vote of the majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided that if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. If a director is not elected, the director shall offer to tender his or her resignation to the Board. The Nominating and Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board’s decision. Directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified. If, for any reason, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws. Directors need not be stockholders. Each director shall hold office until his or her successor is elected or until his or her earlier death, resignation or removal.

2.2 Resignation; Removal. A director may resign, as a director or as a committee member or both, at any time by giving notice in writing or by electronic transmission to the corporation addressed to the board of directors, the chairperson of the board of directors, the president or the secretary. A resignation will be effective upon its receipt by the corporation unless the resignation specifies, and the remaining directors agree, that it is to be effective at some later time or upon the occurrence of some specified later event.

. Except as provided in Section 141 of the Delaware General Corporation Law, at a special meeting of stockholders called for the purpose in the manner hereinabove provided, the Board of Directors, or any individual director, may be removed from office, with or without cause, and a new director or directors may be elected by a vote of stockholders holding a majority of the outstanding shares entitled to vote at an election of directors.

2.3 Vacancies. Any vacancy in the board of directors, including a vacancy resulting from an enlargement of the board of directors or a failure of the stockholders to elect the number of directors then constituting the whole Board at any meeting of stockholders at which directors are to be elected, may be filled by a vote of the majority of the remaining directors, although less than a quorum, or by a sole remaining director. If the corporation at the time has outstanding any classes or series or class or series of stock that have or has the right, alone or with one or more other classes or series or class or series, to elect one or more directors, then any vacancy in the board of directors caused by the death, resignation or removal of a director so elected shall be filled only by a vote of the majority of the remaining directors so elected, by a sole remaining director so elected or, if no director so elected remains, by the holders of those classes or series or that class or series. A director appointed by the board of directors shall hold office for the remainder of the term of the director he or she is replacing.

2.4 Regular Meetings. The board of directors may hold regular meetings without notice at such times and places as it may from time to time determine, provided that notice of any such determination shall be given to any director who is absent when such a determination is made. A

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regular meeting of the board of directors may be held without notice immediately after and at the same place as the annual meeting of the stockholders.

2.5 Special Meetings. Special meetings of the board of directors may be called by the chairperson of the board of directors, the chief executive officer or by any director. Notice of any special meeting shall be given to each director and shall state the time and place for the special meeting.

2.6 Notice. Any time it is necessary to give notice of a board of directors’ meeting, notice shall be given (i) in person or by telephone to the director at least 24 hours in advance of the meeting, (ii) by personally delivering written notice to the director’s last known business or home address at least 48 hours in advance of the meeting, (iii) by delivering an electronic transmission (including, without limitation, via telefacsimile or electronic mail) to the director’s last known number or address for receiving electronic transmissions of that type at least 48 hours in advance of the meeting, (iv) by depositing written notice with a reputable delivery service or overnight carrier addressed to the director’s last known business or home address for delivery to that address no later than the business day preceding the date of the meeting or (v) by depositing written notice in the U.S. mail, postage prepaid, addressed to the director’s last known business or home address no later than the third business day preceding the date of the meeting. Notice of a meeting need not be given to any director who attends a meeting without objecting prior to the meeting or at its commencement to the lack of notice to that director. A notice of meeting need not specify the purposes of the meeting.

2.7 Quorum. A majority of the directors in office at the time shall constitute a quorum. Thereafter, a quorum shall be deemed present for purposes of conducting business and determining the vote required to take action for so long as at least a third of the total number of directors is present. In the absence of a quorum, the directors present may adjourn the meeting without notice until a quorum shall be present, at which point the meeting may be held.

2.8 Vote Required. The board of directors shall act by the vote of a majority of the directors present at a meeting at which a quorum is present.

2.9 Chairperson; Secretary. If the chairperson and the vice chairperson are not present at any meeting of the board of directors, or if no such officers have been elected, then the board of directors shall choose a director who is present at the meeting to preside over it. In the absence of the secretary and any assistant secretary, the chairperson may appoint any person to act as secretary of the meeting.

2.10 Use of Communications Equipment. Directors may participate in meetings of the board of directors or any committee of the board of directors by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting in this manner shall constitute presence in person at the meeting.

2.11 Action without a Meeting. Any action required or permitted to be taken at any meeting of the board of directors may be taken without a meeting if all of the directors consent to the action in writing or by electronic transmission. The writing or writings or electronic transmission or transmissions shall be filed with the minutes of the proceedings of the board of directors or of the relevant committee.

2.12 Compensation of Directors. The board of directors shall from time to time determine the amount and type of compensation to be paid to directors for their service on the board of directors and its committees.

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2.13 Committees. The board of directors may designate one or more committees, each of which shall consist of one or more directors. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in place of any such absent or disqualified member. Any committee shall, to the extent provided in a resolution of the board of directors and subject to the limitations contained in the Delaware General Corporation Law, have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation. Each committee shall keep such records and report to the board of directors in such manner as the board of directors may from time to time determine. Except as the board of directors may otherwise determine, any committee may make rules for the conduct of its business. Unless otherwise provided in a resolution of the board of directors or in rules adopted by the committee, each committee shall conduct its business as nearly as possible in the same manner as is provided in these bylaws for the board of directors.

2.14 Chairperson and Vice Chairperson of the Board. The board of directors may elect from its members a chairperson of the board and a vice chairperson. If a chairperson has been elected and is present, the chairperson shall preside at all meetings of the board of directors and the stockholders. The chairperson shall have such other powers and perform such other duties as the board of directors may designate. If the board of directors elects a vice chairperson, the vice chairperson shall, in the absence or disability of the chairperson, perform the duties and exercise the powers of the chairperson and have such other powers and perform such other duties as the board of directors may designate.

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Article 3.               Officers

3.1 Offices Created; Qualifications; Election. The corporation shall have a chief executive officer, a president, a secretary, a treasurer and such other officers, if any, as the board of directors from time to time may appoint. Any officer may be, but need not be, a director or stockholder. The same person may hold any two or more offices. The board of directors may elect officers at any time.

3.2 Term of Office. Each officer shall hold office until his or her successor has been elected, unless a different term is specified in the resolution electing the officer, or until his or her earlier death, resignation or removal.

3.3 Removal of Officers. Any officer may be removed from office at any time, with or without cause, by the board of directors.

3.4 Resignation. An officer may resign at any time by giving notice in writing or by electronic transmission to the corporation addressed to the board of directors, the chairperson of the board of directors, the president or the secretary. A resignation will be effective upon its receipt by the corporation unless the resignation specifies, and the board agrees, that it is to be effective at some later time or upon the occurrence of some specified later event.

3.5 Vacancies. A vacancy in any office may be filled by the board of directors.

3.6 Compensation. Officers shall receive such amounts and types of compensation for their services as shall be fixed by the board of directors.

3.7 Powers. Unless otherwise specified by the board of directors, each officer shall have those powers and shall perform those duties that are (i) set forth in these bylaws (if any are so set forth), (ii) set forth in the resolution of the board of directors electing that officer or any subsequent resolution of the board of directors with respect to that officer’s duties or (iii) commonly incident to the office held.

3.8 Chief Executive Officer. The chief executive officer shall, subject to the direction and control of the board of directors, have general control and management of the business, affairs and policies of the corporation and over its officers and shall see that all orders and resolutions of the board of directors are carried into effect. The chief executive officer shall have the power to sign all certificates, contracts and other instruments on behalf of the corporation.

3.9 President. The president shall be subject to the direction and control of the chief executive officer and the board of directors and shall have general active management of the business, affairs and policies of the corporation. The president shall have the power to sign all certificates, contracts and other instruments on behalf of the corporation. If the board of directors has not elected a chief executive officer, the president shall be the chief executive officer. If the board of directors has elected a chief executive officer and that officer is absent, disqualified from acting, unable to act or refuses to act, then the president shall have the powers of, and shall perform the duties of, the chief executive officer.

3.10 Vice Presidents. The vice presidents, if any, shall be subject to the direction and control of the board of directors, the chief executive officer and the president and shall have such powers and duties as the board of directors, the chief executive officer or the president may assign to them. If the board of directors elects more than one vice president, then it shall determine their respective titles, seniority and duties. If the president is absent, disqualified from acting, unable to act or refuses to act, the most

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senior in rank of the vice presidents (as determined by the board of directors) shall have the powers of, and shall perform the duties of, the president.

3.11 Chief Financial Officer. The chief financial officer, if any, shall be subject to the direction and control of the board of directors and the chief executive officer, shall have primary responsibility for the financial affairs of the corporation and shall perform such other duties as the chief executive officer may assign.

3.12 Chief Operating Officer. The chief operating officer, if any, shall be subject to the direction and control of the board of directors and the chief executive officer, shall have primary responsibility for the management and supervision of the day-to-day operations of the corporation and shall perform such other duties as the chief executive officer may assign.

3.13 Treasurer. The treasurer shall have charge and custody of and be responsible for all funds, securities and valuable papers of the corporation. The treasurer shall deposit all funds in the depositories or invest them in the investments designated or approved by the board of directors or any officer or officers authorized by board of directors to make such determinations. The treasurer shall disburse funds under the direction of the board of directors or any officer or officers authorized by the board of directors to make such determinations. The treasurer shall keep full and accurate accounts of all funds received and paid on account of the corporation and shall render a statement of these accounts whenever the board of directors or the chief executive officer shall so request. If the board of directors has not elected a chief financial officer, the treasurer shall be the chief financial officer. If the board of directors has not elected a controller, the treasurer shall be the controller.

3.14 Assistant Treasurers. The assistant treasurers, if any, shall have such powers and duties as the board of directors, the chief executive officer, the president or the treasurer may assign to them. If the board of directors elects more than one assistant treasurer, then it shall determine their respective titles, seniority and duties. If the treasurer is absent, disqualified from acting, unable to act or refuses to act, the most senior in rank of the assistant treasurers (as determined by the board of directors) shall have the powers of, and shall perform the duties of, the treasurer.

3.15 Controller. The controller, if any, shall be the chief accounting officer of the corporation and shall be in charge of its books of account, accounting records and accounting procedures.

3.16 Secretary. The secretary shall, to the extent practicable, attend all meetings of the stockholders and the board of directors. The secretary shall record the proceedings of the stockholders and the board of directors, including all actions by written consent, in a book or series of books to be kept for that purpose. The secretary shall perform like duties for any committee of the board of directors if the committee so requests. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors. Unless the corporation has appointed a transfer agent, the secretary shall keep or cause to be kept the stock and transfer records of the corporation. The secretary shall have such other powers and duties as the board of directors, the chief executive officer or the president may determine.

3.17 Assistant Secretaries. The assistant secretaries, if any, shall have such powers and duties as the board of directors, the chief executive officer, the president or the secretary may assign to them. If the board of directors elects more than one assistant secretary, then it shall determine their respective titles, seniority and duties. If the secretary is absent, disqualified from acting, unable to act or refuses to act, the most senior in rank of the assistant secretaries (as determined by the board of directors) shall have the powers of, and shall perform the duties of, the secretary.

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Article 4.               Capital Stock

4.1 Stock Certificates. The corporation’s shares of stock shall be represented by certificates, provided that the board of directors may, subject to the limits imposed by law, provide by resolution or resolutions that some or all of any or all classes or series shall be uncertificated shares. Shares of stock represented by certificates shall be in such form as shall be approved by the board of directors. Stock certificates shall be numbered in the order of their issue and shall be signed by or in the name of the corporation by (i) the chairperson or vice chairperson, if any, of the board of directors, the president or a vice president and (ii) the treasurer, an assistant treasurer, the secretary or an assistant secretary. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who signed or whose facsimile signature has been placed upon a certificate shall have ceased to be an officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. Each certificate that is subject to any restriction on transfer shall have conspicuously noted on its face or back either the full text of the restriction or a statement of the existence of the restriction. Each certificate shall have on its face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

4.2 Registration; Registered Owners. The name of each person owning a share of the corporation’s capital stock shall be entered on the books of the corporation together with the number of shares owned, the date or dates of issue and the number or numbers of the certificate or certificates, if any, covering such shares. The corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes regardless of any transfer, pledge or other disposition of such stock until the shares have been properly transferred on the books of the corporation.

4.3 Stockholder Addresses. It shall be the duty of each stockholder to notify the corporation of the stockholder’s address.

4.4 Transfer of Shares. Registration of transfer of shares of the corporation’s stock shall be made only on the books of the corporation at the request of the registered holder or of the registered holder’s duly authorized attorney (as evidenced by a duly executed power of attorney provided to the corporation) and upon surrender of the certificate or certificates representing those shares, if in certificated form, properly endorsed or accompanied by a duly executed stock power. The board of directors may make further rules and regulations concerning the transfer and registration of shares of stock and the certificates representing them and may appoint a transfer agent or registrar or both and may require all stock certificates to bear the signature of either or both.

4.5 Lost, Stolen, Destroyed or Mutilated Certificates. The corporation may issue a new stock certificate of stock in the place of any certificate theretofore issued by it alleged to have been lost, stolen, destroyed or mutilated. The board of directors may require the owner of the allegedly lost, stolen or destroyed certificate, or the owner’s legal representatives, to give the corporation such bond or such surety or sureties as the board of directors, in its sole discretion, deems sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft or destruction or the issuance of such new certificate and, in the case of a certificate alleged to have been mutilated, to surrender the mutilated certificate.

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Article 5.               General Provisions

5.1 Waiver of Notice. Any stockholder or director may execute a written waiver or give a waiver by electronic transmission of notice of the meeting, either before or after such meeting. Any such waiver shall be filed with the records of the corporation. If any stockholder or director shall be present at any meeting it shall constitute a waiver of notice of the meeting, except when that stockholder or director attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. A waiver of notice of meeting need not specify the purposes of the meeting.

5.2 Electronic Transmissions. For purposes of these bylaws, “electronic transmission” shall mean a form of communication not directly involving the physical transmission of paper that satisfies the requirements with respect to such communications contained in the Delaware General Corporation Law.

5.3 Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

5.4 Voting Stock of Other Organizations. Except as the board of directors may otherwise designate, each of the chief executive officer and the treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for the corporation (with power of substitution) at any meeting of the stockholders, members or other owners of any other corporation or organization the securities or ownership interests of which are owned by the corporation.

5.5 Corporate Seal. The Corporation shall have no seal.

5.6 Amendment of Bylaws. These bylaws, including any bylaws adopted or amended by the stockholders, may be amended or repealed by the board of directors.

Article 6.               Indemnification

6.1 Indemnification. The corporation shall, to the fullest extent permitted by law, indemnify every person who is or was a party or is or was threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative (an “Action”), by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, trustee, plan administrator or plan fiduciary of another corporation, partnership, limited liability company, trust, employee benefit plan or other enterprise (an “Indemnified Person”), against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement or other disposition that the Indemnified Person actually and reasonably incurs in connection with the Action and shall reimburse each such person for all legal fees and expenses reasonably incurred by such person in seeking to enforce its rights to indemnification under this Article (by means of legal action or otherwise).

6.2 Advancement of Expenses. Upon written request from an Indemnified Person, the corporation shall pay the expenses (including attorneys’ fees) incurred by such Indemnified Person in connection with any Action in advance of the final disposition of such Action. The corporation’s obligation to pay expenses pursuant to this Section shall be contingent upon the Indemnified Person providing the undertaking required by the Delaware General Corporation Law.

6.3 Non-Exclusivity. The rights of indemnification and advancement of expenses contained in this Article shall not be exclusive of any other rights to indemnification or similar protection to which any

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Indemnified Person may be entitled under any agreement, vote of stockholders or disinterested directors, insurance policy or otherwise.

6.4 Heirs and Beneficiaries. The rights created by this Article shall inure to the benefit of each Indemnified Person and each heir, executor and administrator of such Indemnified Person.

6.5 Effect of Amendment. Neither the amendment, modification or repeal of this Article nor the adoption of any provision in these bylaws inconsistent with this Article shall adversely affect any right or protection of an Indemnified Person with respect to any act or omission that occurred prior to the time of such amendment, modification, repeal or adoption.

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Exhibit C  — Rights of Dissenting Stockholders

NRS 78.3793  Rights of dissenting stockholders. Unless otherwise provided in the articles of incorporation or the bylaws of the issuing corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person, if the control shares are accorded full voting rights pursuant to NRS 78.378 to 78.3793, inclusive, and the acquiring person has acquired control shares with a majority or more of all the voting power, any stockholder, as that term is defined in NRS 92A.325, other than the acquiring person, whose shares are not voted in favor of authorizing voting rights for the control shares may dissent in accordance with the provisions of NRS 92A.300 to 92A.500, inclusive, and obtain payment of the fair value of his shares.

NRS 92A.300  Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305  “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310  “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

NRS 92A.315  “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320  “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325  “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330  “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

NRS 92A.335  “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340  Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350  Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any

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class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360  Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

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(d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I) The surviving or acquiring entity; or

(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

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(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410  Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420  Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

2. If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430  Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2. The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

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(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440  Demand for payment and deposit of certificates; retention of rights of stockholder.

1. A stockholder to whom a dissenter’s notice is sent must:

(a) Demand payment;

(b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

NRS 92A.460  Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the corporation’s registered office is located; or

(b) At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

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(b) A statement of the subject corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e) A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470  Payment for shares: Shares acquired on or after date of dissenter’s notice.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must

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be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500  Legal proceeding to determine fair value: Assessment of costs and fees.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

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Exhibit D

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

PROUROCARE MEDICAL INC.

Purpose

The primary function of the Audit Committee (the “Committee”) of the Board of Directors (the ”Board”) of ProUroCare Medical Inc. (the “Corporation”) is to assist the Board in fulfilling its oversight responsibilities by reviewing:  the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with these functions, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•                                          serve as an independent and objective party to oversee the Corporation’s financial reporting process and internal-control systems;

•                                          review and appraise the audit of the Corporation’s financial statements performed by the Corporation’s independent accountants, who shall report directly to the Committee; and

•                                          provide an open avenue of communication among the Corporation’s independent accountants, financial and senior management, and the Board.

Composition

The Committee shall be composed of at least two directors as determined by the Board; provided, however, that if the Corporation’s securities are listed on the Nasdaq Stock Market, as defined in Nasdaq Marketplace Rule 4200, then the Committee shall be composed of at least three directors as determined by the Board. Each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Furthermore, if the Corporation’s securities are listed on the Nasdaq Stock Market, each Committee member shall:  (i) be an “independent” director as defined by Nasdaq Marketplace Rule 4200 (subject to any then-current exceptions to such requirement; e.g., Nasdaq Marketplace Rule 4350(d)(2)(B)); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934, as amended; (iii) not have participated in the preparation of the Corporation’s financial statements (or any current subsidiary of the Corporation) at any time during the past three years; and (iv) have a working familiarity with basic finance and accounting practices, including the ability to read and understand financial statements. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The Committee shall endeavor to have, as one of its members, an individual with past employment experience in finance or accounting, or any other comparable experience or background

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resulting in such member’s financial sophistication (including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities). In addition, the Committee shall endeavor to have, as one of its members, an individual qualifying as an “audit committee financial expert” in compliance with the criteria established by the United States Securities and Exchange Commission (the “Commission”) and other relevant regulations. The existence of such audit committee financial expert, including his or her name and whether or not he or she is independent, or the lack of an audit committee financial expert, shall be disclosed in the Corporation’s periodic filings as required by Section 13(a) of the Securities Exchange Act of 1934, as amended, and the regulations thereunder.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until the next annual organizational meeting of the Board or until their successors have been duly elected and qualified. Unless a chairperson is elected by the Board, the members of the Committee may designate a Committee chairperson by majority vote of the full Committee membership.

Meetings

The Committee shall meet at least two times annually, or more frequently as circumstances require. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee is expected to:

1.             provide an open avenue of communication between the Corporation, the independent accountants, and the Board;

2.             review the Committee’s charter at least annually and recommend to the Board any necessary or desirable amendments;

3.             maintain sole authority and responsibility for hiring and firing the independent accountants, and maintain direct responsibility for the appointment, compensation, retention and oversight of the independent accountants’ work, including the resolution of disagreements between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation;

4.             assess the effectiveness of the Corporation’s internal control environment, and evaluate the need for an internal audit function; and discuss with management any significant deficiencies in internal controls that have been identifies by the Chief Executive Officer or Chief Financial Officer which could adversely affect the Corporation’s ability to record, process, summarize or report financial data;

5.             confirm and ensure the independence of the internal audit function and the independent accountants, including considering whether the independent accountant’s performance of permissible non-audit services and the compensation received for such services is compatible with the independent accountant’s independence (in this regard, the Committee shall be responsible for ensuring its receipt from the independent accountant of a formal written statement, consistent with “Standards Board Standard 1,” delineating all relationships between such independent accountant and the Corporation);

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6.             review and preapprove the performance of all audit and non-audit accounting services to be performed by the independent accountant, other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002, to the extent such services are permitted under applicable rules and regulation;(1)

7.             inquire of management and the independent accountants about significant risks or exposures, and assess the steps management has taken to minimize such risk to the Corporation;

8.             in consultation with the independent accountant, consider the audit scope and plan of the independent accountant;

9.             consider and review with the independent accountant:  (a) the adequacy of the Corporation’s internal controls, including computerized information system controls and security; and (b) any related significant findings and recommendations of the independent accountant together with management’s responses thereto;

10.           review the following items with management and the independent accountant at the completion of the annual examination, and recommend to the Board whether the financial statements should be included in the annual report on Form 10-K (or Form 10-KSB):

•                                          the Corporation’s annual financial statements and related footnotes;

•                                          the independent accountant’s audit of the financial statements and his or her report thereof;

•                                          any significant changes required in the independent accountant’s audit plan;

•                                          any serious difficulties or disputes with management encountered during the course of the audit; and

•                                          other matters related to the conduct of the audit which are to be communicated to the Committee under SAS numbers 61 and 90;

11.           review with management, and if appropriate, with the independent accountants, the interim financial results that are filed with the Commission or other regulators;

12.           review with management legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators;

13.           review the Corporation’s critical accounting policies and estimates, all alternative treatments of financial information within accounting principles generally accepted in the United States of America discussed between the independent accounts and management, and all other material written communications between the independent accounts and management;

(1)By action of the Committee, the authority to grant preapproval may be delegated to one or more designated members of the Committee who are independent members of the Board, with any such preapproval to be reported to the Committee at its next regularly scheduled meeting. Approval of non-audit services shall be disclosed in the Corporation’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended.

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14.           review the internal-controls report prepared by management for insertion into the annual report and the independent accountant’s attestation on the assertions of management that are contained in the internal-controls report;

15.           ensure there is a process for the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting and auditing matters;

16.           ensure procedures are established for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, auditing and internal-accounting controls;

17.           review and approve (with the concurrence of a majority of the disinterested members of the Board) any related party and affiliated-party transactions; and

18.           report Committee actions to the Board with such recommendations as the Committee may deem appropriate.

The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities, as outlined above. The Committee has the authority to engage and determine funding for outside legal, accounting or other advisors, and to obtain advice and assistance from such outside advisors as deemed appropriate to perform its duties and responsibilities. The Committee will perform such other functions as assigned by law, the Corporation’s charter or bylaws, or the Board.

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)

ANNUAL MEETING

COLONNADE BUILDING

LOWER LEVEL CONFERENCE ROOM C

5500 WAYZATA AVENUE

GOLDEN VALLEY, MINNESOTA 55416

SEPTEMBER 7, 2006

3:30 P.M. LOCAL TIME

PROUROCARE MEDICAL INC.
FOR ANNUAL MEETING OF STOCKHOLDERS: SEPTEMBER 7, 2006	PROXY

The undersigned, a stockholder of ProUroCare Medical Inc., hereby appoints Maurice R. Taylor and David F. Koenig, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Stockholders of ProUroCare Medical Inc. to be held at the Colonnade Building, Lower Level, Conference Room C, 5500 Wayzata Avenue, Golden Valley, MN 55416 on September 7, 2006, at 3:30 p.m. local time, and at any and all adjournments thereof, as specified below on the matters referred to and in their discretion upon any other matters brought before the meeting, with all the powers which the undersigned would possess if personally present.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement relating to the Annual Meeting of Stockholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director, FOR our change in domicile from Nevada to Delaware, FOR ratification of the appointment of Virchow, Krause & Company LLP as independent registered public accounting firm for 2006 and FOR any other matters that properly come before the meeting.

See reverse for voting instructions.

- Please detach here -

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR ITEMS 1, 2, and 3.

1.	Election of directors:	[ ] FOR [ ] WITHHOLD

(Instructions:  to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below.)

Maurice R. Taylor, II

Michael P. Grossman

David F. Koenig

Alexander Nazarenko

Scott E. Smith

2.	Approval in Change in Domicile from Nevada to Delaware:	[ ] FOR [ ] AGAINST

3.                                       To ratify the appointment of Virchow, Krause & Company LLP as independent registered public accounting firm of the Company for 2006.               [   ]  FOR [   ]  AGAINST [   ]   ABSTAIN

Address Change? Mark Box [ ]	Dated:	, 2006
Indicate changes below:

Signature(s) in Box

PLEASE DATE AND SIGN name(s) exactly as shown on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.